                                                                    EXHIBIT 10.2


                               COASTAL BHC, INC.
                                 255 PALM AVENUE
                           MIAMI BEACH, FLORIDA 33139

                                 OPTION TO LEASE

         THIS AGREEMENT made and entered into as of the 16th day of November, 1998, by and between COASTAL BHC, INC., a Florida corporation on behalf of Coastal Community Bank (in organization) (collectively, the "Bank") as hereinafter provided and MCH PROPERTIES, INC., a Florida corporation ("Landlord").

                              W I T N E S S E T H:

         WHEREAS, the Landlord is the owners of the developed commercial property more particularly described on Exhibit "A" attached hereto (the "Premises"), that it desires to lease; and

         WHEREAS, Bank desires to secure an option to lease the Premises (the "Option") under terms and conditions hereinafter generally set forth; and

         NOW THEREFORE, in consideration of the mutual covenants contained in this agreement and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto covenant and agree as follows:

         1. RECITALS. The above recitals are true and correct.

         2. OPTION TO LEASE. The Landlord to hereby grants Bank an option to lease the Premises beginning on the date first above written and ending on the lst day of June, 1999 (the "Option Period"). The Option is subject to the following conditions:

         A. That the Bank obtain the necessary federal and state regulatory approvals to operate as a Florida state chartered commercial bank; and

         B. That the lease between the Landlord and the current tenant of the Premises, Health South, Inc. be terminated or, in the event that Health South, Inc. retains its lease with the Landlord, that the execution of this Option to Lease shall constitute consent by the landlord to the Bank as sublessee.

         3. SUBJECT OF LEASE. Before the expiration of the Option Period, the Landlord and the Bank shall enter into a written lease agreement in form, terms, conditions and substance mutually satisfactory to Landlord and Bank whereby the Landlord leases the Premises, which are to be used by the Bank for a banking facility, to the Bank.

         4. TERM OF LEASE. The Premises shall be leased to the Bank for an initial term of five (5) years beginning on existing Tenant move-out date. The Lease shall be automatically renewable for one (1) successive five (5) year option, unless the Bank gives written notice of, its intention not to exercise said option at least 90 days prior to the end of the five (5) year term in question.

         5. MONTHLY RENTAL.

            A. Bank shall pay FIVE HUNDRED THOUSAND DOLLARS AND 00/100 ($500,000.00) plus sales tax, for the term of the Lease as rental with the first monthly payment due on or before the first of the following month, or when the Bank opens for business whichever is earlier in time. Subsequent monthly rental payments shall be due on the 1st day of each succeeding month. Any occupancy prior to the opening of the Bank shall be without charge.

            B. The Monthly Rental Payment shall be subject to adjustment based on the CPI Index.

         6. LEASE PROVISIONS. The Landlord shall draw and submit the Lease to Bank. The Lease shall contain INTER ALIA the following terms, conditions and covenants, together with other usual and reasonable terms and conditions not inconsistent with the following:

            A. The Lease shall contain usual provisions providing for default, notice of default and reasonable time to cure.

            B. The Lease shall be drafted to comply with all local and state requirements for leases and shall contain such provisions as are normally found in long-term leases for commercial property located within Miami-Dade County, Florida.

            C. The Lease shall provide for leasehold improvements at lessee's expense, provided, however, no structural alterations or modifications to the structural portions of the Premises may be made without first securing prior written consent of Lessor.

            D. Subject to the provisions hereof, the form of the Lease shall be generally that shown in Exhibit "B" attached.

         7. GOVERNING LAW. This agreement shall be governed by, construed and enforced in accordance with the laws of the State of Florida.

         8. ATTORNEY FEES. In the event that any action is filed in relation to this agreement, the prevailing party shall be entitled to its attorney fees.

         9. ENTIRE AGREEMENT. This agreement shall constitute the entire agreement between





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the parties. Any prior understanding or representations of any kind preceding the date of this agreement shall not be binding upon either party except to the extent incorporated in this agreement.

         10. BINDING EFFECT. This agreement shall bind and inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties.

         11. PARAGRAPH HEADINGS. The titles to the paragraphs of this agreement are solely for the convenience of the parties and shall not be used to explain, modify, simplify, or aid in the interpretation of the provisions of this agreement.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals on the date and year first above written.

WITNESSES:                                  COASTAL BHC, INC., on behalf of
COASTAL                                     COMMUNITY BANK (in organization)

/s/ Theresa Rodriguez
---------------------------------------
                                            /s/ Hans C. Mueller
---------------------------------------     -----------------------------------
                                            Hans C. Mueller,  Chairman and Chief
                                            Executive Officer



                                            MCH PROPERTIES, INC.

/s/ Theresa Rodriguez
---------------------------------------

                                             /s/ Mario Henriquez
---------------------------------------     -----------------------------------
                                            Mario Henriquez, President









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                                  OFFICE LEASE

                  THIS LEASE ("Lease"), made and entered into as of this ____ day of __________, 199_ by and between Landlord and Tenant as specified in Items 1 and 2 of the Definitions in Section 1.1 hereof.

                  Landlord hereby demises and rents unto Tenant, and Tenant hereby leases from Landlord, certain Premises now existing in Landlord's Building ("Building") as described in Item 3 of the Definitions appearing in
Section 1.1 hereof, and upon the terms, covenants and conditions contained herein.

                                    ARTICLE I

                  EXHIBITS, PREMISES, USE OF PREMISES AND TERM

Section 1.0 Covenants of Landlord's Authority

            Landlord represents and covenants that: a) prior to commencement of the Lease term, it will have either good title to or a valid leasehold interest in the land and building of which the Premises form a part; and b) upon performing all of its obligations hereunder, Tenant shall peacefully and quietly have, hold and enjoy the Premises for the term of this Lease.

Section 1.1 Definitions

            The following Items shall be defined or be referred to as indicated below for the purposes of this Lease and the Exhibits attached hereto:

Item 1 - Landlord:  MCH MEDICAL CENTER LTD.

Item 2 - Tenant:    COASTAL BHC, INC.

Item 3 - Building:
         Lennar Center
         8700, 8720, 8740 N. Kendall Drive
         Miami, Florida 33176

         Premises (Section 1.3): Suite # ______ in Building 8700 having a gross leasable area of approximately 4.000 square feet. including an add-on factor of 4%.



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

Item 4  - Use of Premises (Section 1.4): Banking facility.

Item 5  - Tenant's Trade Name:          COASTAL BHC, INC.

Item 6  - Lease Term (Section 1.5):   5   year(s) and   0    month(s)
                                    -----             ------

Item 7  - Lease Commencement Date (Section 1.5):                     Upon existing Tenant move-out date.
          Lease Expiration Date (Section 1.5):                       Five years from commencement date.

Item 8  - Rent Commencement Date (Section 1.6):                      Lease commencement date.

Item 9  - Total Fixed Minimum Rent (Section 2.1):                    $500,000.00

          Payable as follows, plus all applicable taxes:             $  8,333.33 per month
                                                                     -----------

Item 10 - Fixed Minimum Rent Increases(s) CPI (Section 2.2):         Adjustment Dates:

          Basic Standard:  Three month from commencement date.

Item 11 - Security Deposit (Section 10.1):                           $ 16,666.66
                                                                     -----------

Item 12 - Tenant's Participation in Operating Expenses (Section 4.1):
          Base Operating Year: 1998
          Monthly Estimated Amount.- $ 90.00
                                     -------

Item 13 - Tenant's Participation in Real Estate Taxes (Section 5.2):
          Base Tax Year:  1998

Item 14 - Notices (Section 12.1):     Tenant:    COASTAL BHC, INC.
                                                 8700 N. Kendall Dr.
                                                 Suite
                                                 Miami, FL 33176

                                      Landlord:  MCH MEDICAL CENTER LTD.
                                                 8720 N. Kendall Drive
                                                 Suite 202
                                                 Miami, FL 33176

Item 15 - Additional Terms:

          A. Commencing on ______________ and on the first day of each month thereafter during each subsequent Lease Year or subsequent Partial Lease Year, as defined in Section 1.7, during the term of this Lease or any renewal thereof, Tenant shall pay to



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          Landlord its monthly estimated pro rata share of Operating Expenses as set forth in Item 12. At the end of each Lease Year or Partial Lease Year, Tenant shall pay to Landlord its proportionate share, as hereinafter defined, of the amount by which the annual Operating Expenses, as defined in Section 4.2, exceed the Operating Expenses of the Base Operating Year specified in Item 12. Tenant's proportionate share for said Operating Expenses for each Lease Year or Partial Lease Year of the term of this Lease or any renewal thereof shall be determined by dividing the total number of square feet in the Premises by the total number of square feet of all leasable space within the Building. In the event Tenant's proportionate share of Operating Expenses at the end of each Lease Year or Partial Lease Year exceed the monthly estimated payments made by Tenant during the Lease Year or Partial Lease Year in which such Operating Expenses are incurred, Tenant shall pay to Landlord the excess on or before thirty (30) days following receipt of Landlord's statement showing the amount due by Tenant, and subsequent monthly payments shall be adjusted so that such monthly payments for the next Lease Year of Partial Lease Year shall be based on Landlord's actual Operating Expenses for each Lease Year or Partial Lease Year. In no event shall Tenant's monthly payments hereunder be less than the monthly pro rata amount as set forth in
          Item 12.

          B. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, or leaks from any part of the Premises or from the pipes, appliances, or plumbing works of from the roof, street, or subsurface or from any other place or by dampness or by any other cause of whatsoever nature. All property of Tenant, including merchandise and furnishings, kept or stored on the Premises shall be so kept or stored at the risk of Tenant only and Tenant shall hold Landlord harmless from any and all claims arising out of damage to same. If Landlord is required to make repairs by reason of any act, omission or negligence of Tenant, any permitted subtenants, concessionaires or their respective employees, agents, invitees, licensees, or contractors, the cost of such repairs shall be borne by Tenant and shall be due and payable immediately upon receipt of Landlord's notification of the amount due.

          C. Tenant shall be solely responsible for removal and disposal of all bio-medical wastes from the Premises, and under no circumstances shall Tenant dispose of such wastes on the property of which the Premises is a part nor in any manner that is illegal or hazardous. Tenant shall defend, indemnify, and hold Landlord harmless from and against any and all lawsuits, fines, claims, losses, liabilities, fees, actions, costs and expenses, including but not limited to attorneys' fees, and all other things or matters of any nature whatsoever in any way related to Tenant's bio-medical wastes or its disposal of such wastes. A violation of the foregoing by Tenant shall be a default of this Lease, and Landlord shall have all the remedies available to it as set forth in this Lease and provided by Law.

          D. Radon Gas. Pursuant to F.S. 404.056(8)(1988), Tenant is hereby notified that





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          radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. In no event shall Landlord be liable for direct or indirect, consequential or incidental damages arising form existence or discovery of radon in the Premises.

                      5. PARKING. Landlord has the unqualified right to charge a parking fee to all persons using its parking facilities. Notwithstanding, no parking fees shall be charged to the Tenants or their bonafide employees. In case of the Tenant being a Corporation or Partnership, only the principals thereof will be except from the parking fee

                      6. OPTION TO RENEW. Provided that Tenant is not in default of the Lease, then Tenant, by giving Landlord written notice not less than ninety (90) days nor more than one hundred eighty ( 180) days prior to the expiration of this Lease term. shall have the right to renew the Lease for an additional One (1) term of five (5) years upon the same terms covenants and conditions, at the then prevailing Market Rate.

              Section 1.2      Exhibits

              The Exhibits listed hereunder and attached to this Lease are incorporated and made a part hereof by reference:

              Exhibit A-- Legal Description
              Exhibit B-- Site Plan
              Exhibit C-- Rules and Regulations
              Exhibit D-- Covenant Running with the Land in Favor of
                          Metropolitan Dade County which prohibits the use. generation, handling, disposal, storage, or discharge of hazardous materials.






                       THIS SPACE LEFT BLANK INTENTIONALLY



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Section 1.3 Premises Leased by Tenant

         A. The Premises leased by Tenant are located at the Building set forth in Item 3 of the Definitions, which Premises are particularly described in Item 3 of the Definitions.

         The boundaries and location of the Premises are outlined on tile Site Plan diagram of the Building, (Exhibit "B"), which sets forth the general layout of tile Building, but shall not be deemed to be a warranty, representation, or agreement upon the part of tile Landlord that said Building will be exactly as indicated on said diagram.

         The Premises includes, for the purpose of this Lease, the Premises within Landlord's Building leased to Tenant herein and shall extend to tile exterior faces of all walls or to the building line where there is no wall, or to the center line of those walls separating the Premises from other premises in the Building, together with the appurtenances specifically granted in this Lease, but reserving and excepting to Landlord the use of tile exterior walls and the roof and the right to install, maintain, use, repair and replace pipes, ducts, conduits, and wires leading through the Premises in locations which will not materially interfere with Tenant's use thereof and serving other parts of the Building.

Section 1.4 Use of Premises

         The Premises shall be used and occupied only for the purpose as specified in Item 4 of tile Definitions and for no other purpose or purposes without Landlord's prior written consent. Tenant shall. at its own risk and expense, obtain all governmental licenses and permits necessary for such use.

Section 1.5 Lease Term

         The term of this Lease shall be for the period specified in Item 6 of the Definitions commencing and expiring as provided in Item 7 of the Definitions, unless sooner terminated or extended as hereinafter provided.

Section 1.6 Rent Commencement Date

         Tenant shall commence payment of Rent at the earlier of (a) the date specified in Item 8 of the Definitions, or (b) the date when the Tenant shall occupy the Premises, which date shall be agreed to by both parties in writing no later than five (5) days after Tenant opens for business. If the Rent Commencement Date falls on a day other than the first day of a calendar month, the Fixed Minimum Rent for such month shall be prorated on a per diem basis, calculated on the basis of a Thirty (30) day month.






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Section 1.7 Lease Year

         For purpose of this Lease, the term Lease Year is defined to mean a calendar year (beginning January 1 and extending through December 31 of any given year). Any portion of a year which is less than a Lease Year, that is, from the Lease Commencement Date through the next December 31, and from the last January 1 falling within the term of the Lease through the last day of the term, shall be defined as a Partial Lease Year.

Section 1.8 Acceptance of Premises

         Tenant acknowledges that it has fully inspected and accepts tile Premises in their present condition and "as is", and that the same are suitable for the use specified in Item 4 of the Definitions.

                                   ARTICLE II

                                      RENT

Section 2.1 Fixed Minimum Rent

         The total Fixed Minimum Rent for the Lease Term as specified in Item 9 of the Definitions shall be payable by Tenant as specified in Item 9 of the Definitions.

         The phrase Fixed Minimum Rent shall be the Fixed Minimum Rent above specified, payable monthly in advance on the first day of each month, without prior demand therefor and without any deduction or setoff whatsoever. In addition, Tenant covenants and agrees to pay Landlord all applicable sales or other taxes which may be imposed on the above specified rents or payments hereinafter provided for to be received by Landlord when each such payment is made. Should Tenant fail to pay any installment of Rent when due and continuing for a period of time constituting a default as further defined under the provisions of this Lease, Section 9.1, Default, Landlord may, at its option, require the total Fixed Minimum Rent remaining for the term of this Lease to immediately become due and payable. If Tenant pays any installment of Fixed Minimum Rent or any other sum by check and such check is returned for insufficient funds or other reasons not the fault of Landlord, then Tenant shall pay to Landlord on demand a processing fee of $25.00 per returned check. Landlord, at its option, may subtract any such processing fee from any Security Deposit held by Landlord, and, in such event, Tenant shall deposit a like amount with Landlord in accordance with the terms of Section 10.1.

Section 2.2 Fixed Minimum Rent Increase

         So as to afford Landlord with consistent purchasing power of its rental income during future years of the Lease, the Fixed Minimum Rent described in
Item 9 of the Definitions shall be subject to adjustments from time to time as provided for herein. Landlord and Tenant agree to adopt as a standard for measuring fluctuations of the purchasing power of this rental income the Consumer







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Price Index (for all urban consumers) - All items (1967 = 100) issued by the
Bureau of Labor Statistics of the U.S. Department of Labor ("CPI"). The Fixed Minimum Rent shall be adjusted to reflect increases in the cost of living as set forth by the CPI Figure or any successor or substituted index appropriately adjusted. The CPI Figure for the month specified in Item 10 of the Definitions shall be defined as the BASIC STANDARD. The CPI Figure for each anniversary date of the Basic Standard shall be defined as the NEW INDEX FIGURE. Adjustments shall be made annually on the dates as provided in Item 10 of the Definitions. These adjustments shall be made and the adjusted monthly Fixed Minimum Rent (NEW RENTAL) for tile ensuing period shall be arrived at by multiplying the monthly Fixed Minimum Rent for the last full month of the first year of the initial Lease term, as described in Item 9, by a fraction, the numerator of which shall be the respective NEW INDEX FIGURE and the denominator of which shall be the BASIC STANDARD.

         Landlord shall notify Tenant in writing of the amount of the NEW RENTAL and same shall be due on the first day of the month beginning that same adjustment period and each month thereafter until adjusted again. However, in no event shall the rental due and payable hereunder be less than the annual Fixed Minimum Rent for each preceding year of the Lease, regardless of the value of the dollar as reflected by said CPI Figure.

         In the event the amount of the CPI Figure increase is not known until after the first month of the period for which the adjustment is to be made, due to delays in publications of the CPI Figure, or any other reason, then, upon notification of the increase by Landlord, the Tenant shall pay the full amount of the increase which is due for any prior months during the adjustment period, within Fifteen (15) days following receipt of Landlord's written notice of the amount due.

         In the event of any controversy arising as to the proper adjustment for rental payments as herein provided, the Tenant shall continue paying the rental under the last preceding rental adjustment, as herein provided, until such time as said controversy has been settled, at which time an adjustment will be made, retroactive to the beginning of the adjustment period in which the controversy arose.

Section 2.3 Late Payment

         Should Tenant fail to pay when due any installment of Fixed Minimum Rent or any other sum payable to Landlord under the terms of this Lease, then Landlord shall assess a servicing fee of Fifty Dollars ($50.00) per month from and after the Fifth (5th) day following the date on which any sum shall be due and payable, until the required payments are made. Landlord, at its option, may subtract any such amount that is not paid from any Security Deposit held by Landlord and, in such event, Tenant shall deposit a like amount with Landlord in accordance with the terms of Section 10.1 herein. Should Tenant remit a partial payment for any outstanding Fixed Minimum Rent or Additional Rent due, Landlord shall apply said partial payment to the outstanding Fixed Minimum Rent or Additional Rent as Landlord deems necessary, in its sole discretion.




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Section 2.4 Additional Rent-Definition

         In addition to the foregoing Fixed Minimum Rent and Fixed Minimum Rent Increase, all payments to be made under this Lease by Tenant to Landlord shall be deemed to be and shall become Additional Rent hereunder and, together with Fixed Minimum Rent, shall be included in the term "Rent" whenever such term is used herein. Unless another time shall be herein expressly provided for the payment thereof, any Additional Rent shall be due and payable on demand or together with the next succeeding installment of Fixed Minimum Rent, whichever shall first occur, together with all applicable State taxes and interest thereon at the then prevailing legal rate, and Landlord shall have the same remedies for failure to pay the same as for non-payment of Fixed Minimum Rent. Landlord, at its election, shall have the right to pay or do any act which requires the expenditure of any sums of money by reason of the failure or neglect of Tenant to perform any of the provisions of this Lease, and in the event Landlord elects to pay such sums or do such acts requiring the expenditure of monies, all such sums so paid by Landlord, together with interest thereon, shall be deemed to be Additional Rent and payable as such by Tenant to Landlord upon demand.

                                   ARTICLE III

                                    SERVICES

Section 3.1  Services of Landlord

         (a) Landlord shall maintain the public and common areas of the Building, including lobbies, stairs, elevators, corridors and restrooms, the windows in the Building, the mechanical, plumbing and electrical equipment serving the Building, and the structure itself in reasonably good order and condition except for damage occasioned by the act of the Tenant, which damage shall be repaired by Landlord at Tenant's expense.

         (b) Landlord shall furnish the Premises with (1) electricity for lighting and the operation of office machines, (2) heat and air conditioning to the extent reasonably required for the comfortable occupancy by Tenant in its use of the Premises during the period from 8:00 a.m. to 6:00 p.m. on weekdays and from 8:30 a.m. to 1:00 p.m. on Saturdays, except for holidays declared by the Federal government, or such shorter period as may be prescribed by any applicable policies or regulations adopted by any utility or governmental agency, (3) elevator service, if applicable, (4) lighting replacement (for building standard lights), (5) restroom supplies, (6) window washing with reasonable frequency, (7) and daily janitor service five (5) days a week during the times and in the manner that such services are customarily furnished in comparable office buildings in the area. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services (ii) failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Premises or to the Building, or (iii) the limitation, curtailment, rationing or restrictions on use of water, electricity, gas cir any other form of energy serving the Premises or the Building. Landlord shall use reasonable efforts diligently to remedy any








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interruption in the furnishing of such services.

         (c) Whenever heat generating equipment or lighting other than building standard lights are used in the Premises by Tenant which affect the temperature otherwise maintained by the air conditioning system, Landlord shall have the right, after notice to Tenant, to install supplementary air conditioning facilities in the Premises or otherwise modify the ventilating and air conditioning systems serving the Premises, and the cost of such facilities and modifications shall be borne by Tenant. Tenant shall also pay as Additional Rent, the cost of providing all cooling energy to the Premises in excess of that required for normal office use or during hours requested by Tenant when air conditioning is not otherwise furnished by Landlord. If Tenant installs lighting requiring power in excess of that required for normal office use in the Building, or if Tenant installs equipment requiring power in excess of that required for normal desk-top office equipment or normal copying equipment, Tenant shall pay for the cost of such excess power as Additional Rent, together with the cost of installing any additional risers or other facilities that may be necessary to furnish such excess power to the Premises.

                                   ARTICLE IV

                               OPERATING EXPENSES

Section 4.1       Tenant's Participation In Operating Expenses

Section 4.2       Definition Of Operating Expenses

         The term "Operating Expenses" shall mean (1) all costs of management, operation and maintenance of the Office Complex, including, without limitation, wages, salaries and payroll burden of employees, janitorial, maintenance, guard and other services, building management office rent or rental value, power, fuel, water, waste disposal, landscaping care, premiums for liability, fire, hazard and other property related insurance, parking area care, advertising and promotion, fees for energy saving programs, administrative costs, including management fee, and (2) the cost (amortized over such reasonable period as Landlord shall determine) of any capital improvements made to the Building by Landlord after the date of this Lease that reduce the Operating Expenses or made to the Building by Landlord after the date of this Lease that are required under any governmental law or regulation that was not applicable to the Building at the time it was constructed; provided, however, that Operating Expenses shall not include real property taxes, depreciation on the Building, costs of tenant improvements, real estate brokers' commissions, interest and capital items other than those referred to in clause (2) above.







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                                    ARTICLE V

                                      TAXES

Section 5.1       Tenant's Taxes

         Tenant covenants and agrees to pay promptly when due all taxes imposed upon its business operations and its personal property situated in the Premises.

Section 5.2       Tenant's Participation in Real Estate Taxes

         Landlord will pay in the first instance all real property taxes, including extraordinary and/or special assessments (and all costs and fees incurred in contesting the same), hereinafter collectively referred to as Real Estate Taxes, which may be levied or assessed by the lawful tax authorities against the land, buildings, and all other improvements in the Building.

         Tenant, for each Lease Year or Partial Lease Year, as defined in
Section 1.7, during the term of this Lease or any renewal thereof, shall pay to Landlord its proportionate share, as hereinafter defined, of the amount by which the annual Real Estate Taxes assessed or levied against the land and buildings of the Building exceed the Real Estate Taxes for the Base Tax Year specified in
Item 13 of the Definitions.

         Tenant's proportionate share for said Real Estate Taxes for each Lease Year or Partial Lease Year of the term of this Lease or any renewal thereof shall be determined by dividing the total number of square feet in the Premises by the total number of square feet of all leasable building space within the Building. Any payments due by Tenant hereunder shall be made during each Lease Year or Partial Lease Year of the term of this Lease or any renewal thereof within Thirty (30) days after Tenant's receipt of Landlord's written certification of the amount due. Tenant's share shall be prorated in the event Tenant is required to make such payment for a Partial Lease Year. In addition, should the taxing authorities include in such Real Estate Taxes the value of any improvements made by Tenant, or include machinery, equipment, fixtures, inventory or other personal property or assets of the Tenant, then Tenant shall also pay 100% of the Personal Property Taxes and Real Estate Taxes for such items.

         If the Lease expires during a Partial Lease Year, Landlord shall bill Tenant, not more than Sixty (60) days prior to the expiration date of the Lease, for its estimated pro rata share of Real Estate Taxes for the Partial Lease Year. Tenant shall remit full payment to Landlord within Seven (7) days of such bill. If Tenant fails to remit such full payment to Landlord, Landlord in its sole discretion, may deduct the amount due from Tenant's Security Deposit and be entitled to all other rights and remedies hereunder for Tenant's default.

         Should any governmental taxing authority, acting under any present or future law, ordinance, or regulation, levy, assess or impose a tax, excise and/or assessment (other than income or franchise tax) upon or against or in any way related to the land and buildings comprising the Building, either by way of substitution or in addition to any existing tax on land and buildings or otherwise, Tenant shall be responsible for and shall pay to Landlord its proportionate share as set forth above of such tax, excise and/or assessment.





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

                                   ARTICLE VI

             ADDITIONS, ALTERATIONS, REPLACEMENTS AND TRADE FIXTURES

Section 6.1       By Landlord

         Landlord hereby reserves the right at any time to make alterations or additions to the Building in which the Premises are contained and to build additional stories thereon. Landlord also reserves the right to construct other buildings or improvements in the Building or Common Areas from time to time and to make alterations thereof or additions thereof and to build additional office space on any such building or buildings so constructed.

Section 6.2       By Tenant

         Upon receipt of Landlord's prior written approval, Tenant may from time to time, at its own expense, alter, renovate or improve the interior of the Premises provided the same be performed in a good and workmanlike manner, in accordance with accepted building practices and so as not to weaken or impair the strength or lessen the value of the Building in which the Premises are located. No changes, alterations or improvements affecting the exterior of the Premises shall be made by Tenant without the prior written approval of Landlord. Any work done by Tenant under the provisions of this Section shall not interfere with the use by the other tenants or their premises in the Building. Tenant also agrees to pay 100% of any increase in the Real Estate Taxes or Landlord's Personal Property Taxes resulting from such improvements.

         All alterations, decorations, additions and improvements made by Tenant, or made by Landlord on Tenant's behalf as provided in this Lease, shall remain the property of the Tenant for the term of this Lease or any extension or renewal thereof, but they shall. not be removed from the Premises without the prior written consent of Landlord.

         Upon obtaining the prior written consent of Landlord, Tenant shall remove such alterations, decorations, additions and improvements and restore the Premises as provided in Section 6.5, and if Tenant fails to do so and moves from the Premises, all such alterations, decorations, additions and improvements shall become the property of Landlord.

Section 6.3       Construction Insurance and Indemnity

         Tenant shall indemnify and hold Landlord harmless from any and all claims for loss or damages or otherwise based upon or in any manner growing out of any alterations or construction undertaken by Tenant under the terms of this Lease, including all costs, damages, expenses, court costs and attorneys' fees incurred in or resulting from claims made by any person or persons, by other tenants of premises in the Building, their subtenants, agents, employees, customers and invitees.

         Before undertaking any alterations or construction, Tenant shall obtain and pay for a public liability policy insuring Landlord and Tenant against any liability which may arise on account of such proposed alterations or construction work in limits of not less than $1,000,000.00 for any one person, $1,000,000.00 for more than one person in any one accident and $200,000.00 for property damage; and a copy of such policy shall be delivered to Landlord prior to the commencement of such proposed work. Tenant shall also maintain at all times fire insurance with extended coverage in the name of Landlord and Tenant as their interests may appear in an amount adequate to cover the cost of replacement of all alterations, decorations, additions or improvements in and to the Premises and all trade fixtures therein, in the event of fire or extended coverage loss. Tenant shall deliver to Landlord copies of such fire insurance policies which shall contain a clause requiring the insurer to give Landlord Ten (10) days notice of cancellation of such policies.

Section 6.4       Mechanic's Liens and Additional Construction

         If by reason of any alteration, repair, labor performed or materials furnished to the Premises for or on behalf of Tenant any mechanic's or other lien shall be filed, claimed, perfected or otherwise established or as provided by law against the Premises, Tenant shall discharge or remove the lien by bonding or otherwise, within Fifteen (15) days after the Tenant receives notice of the filing of same. Notwithstanding any provision of this Lease seemingly to the contrary, Tenant shall never, under any circumstances, have the power to subject the interest of Landlord in the Premises to any mechanics' or materialmen's liens or liens of any kind, nor shall any provision contained in this Lease ever be construed as empowering the Tenant to encumber or cause the Landlord to encumber the title or interest of Landlord in the Premises.

         Tenant hereby expressly acknowledges and agrees that no alterations, additions, repairs or improvements to the Premises of any kind are required or contemplated to be performed as a prerequisite to the execution of this Lease and the effectiveness thereof according to its terms or in order to place the Premises in a condition necessary for use of the Premises for the purposes as set forth in this Lease, that the Premises are presently complete and usable for the purposes set forth in this Lease and that this Lease is in no way conditioned on Tenant making or being able to make alterations, additions, repairs or improvements to the Premises, unless otherwise specified under the Special Provisions section of the Definitions, notwithstanding the fact that alterations, repairs, additions or improvements may be made by Tenant, for Tenant's convenience or for Tenant's purposes, subject to Landlord's prior written consent, at Tenant's sole cost and expense.

         Landlord and Tenant expressly acknowledge and agree that neither the Tenant nor any one claiming by, through or under the Tenant, including without limitation contractors, sub-contractors, materialmen, mechanics and laborers, shall have any right to file or place any mechanics' or materialmen's liens of any kind whatsoever upon the Premises nor upon any building or improvement thereon; on the contrary, any such liens are specifically prohibited. All parties with whom the Tenant may deal are hereby put on notice that the Tenant has no power to subject the Landlord's interest in the Premises to any claim or lien of any kind or character and any persons dealing with the Tenant must look solely to the credit of the Tenant for payment and not to the Landlord's interest in the Premises or otherwise.

         Any lien filed against the Premises in violation of this paragraph shall be null and void and of no force or effect. In addition, Tenant shall cause any lien filed against the Premises in violation of this paragraph to be cancelled, released, discharged and extinguished within Fifteen (15) days after Tenant receives notice of filing of the same and shall indemnify and hold the Landlord harmless from and against any such lien and any costs, damages, charges and expenses, including, but not limited to, attorney's fees, incurred in connection with or with respect to any such lien.

Section 6.3       Trade Fixtures

         All trade fixtures and equipment installed by Tenant in the Premises shall be new or completely reconditioned and shall remain the property of Tenant.

         Provided Tenant is not in default hereunder, Tenant shall have the right, at the termination of this Lease, to remove any and all trade fixtures, equipment and other items of personal property not constituting a part of the freehold which it may have stored or installed in the Premises including, but not limited to, counters, shelving, showcases, chairs, and movable machinery purchased or provided by Tenant and which are susceptible of being moved without damage to the Building and the Premises, provided this right is exercised before the Lease is terminated or during the Ten (10) day period immediately following such termination and provided that Tenant, at its own cost and expense, shall repair any damage to the Premises caused thereby. The right granted Tenant in this Section shall not include the right to remove any plumbing or electrical fixtures or equipment, heating or air conditioning equipment, floor-coverings (including wall-to-wall carpeting) glued or fastened to the floors or any paneling, tile or other materials fastened or attached to the walls or ceilings, all of which shall be deemed to constitute a part of the freehold, and, as a matter of course, shall not include the right to remove any fixtures or machinery that were furnished or paid for by the Landlord. The Premises and the immediate areas in front, behind and adjacent to it shall be left in a broom-clean condition. Should Tenant fail to comply with this provision, Landlord may deduct the cost of cleanup from Tenant's Security Deposit. If Tenant shall fail to remove its trade fixtures or other property at the termination of this Lease or within Ten (10) days thereafter, such fixtures and other property not removed by Tenant shall be deemed abandoned by Tenant, and, at the option of Landlord, shall become the property of Landlord.

         All of the foregoing is subject to Section 10.2 of this Lease.

Section 6.6       Right of Entry

         Landlord or its representatives shall have the right to enter the Premises at reasonable hours of any day during the Lease Term to: a) ascertain if the Premises are in proper repair and condition, and further, Landlord or its representatives shall have the right, without liability, to enter the Premises for the purposes of making repairs, additions or alterations thereto or to the Building in which the same are located, including the right to take the required materials therefor into and upon the Premises without the same constituting an eviction of Tenant in whole or in part, and the Rent shall not abate while such repairs, alterations, replacements or improvements are being made by reason of loss or interruption of Tenant's business due to the performance of any such work; and b) show the Premises to prospective purchasers, lenders and tenants. If Tenant shall not be personally present to permit an entry into said Premises when for any reason an entry therein shall be permissible, Landlord may enter the same by a master key or by the use of force without rendering Landlord liable therefor and without in any manner affecting Tenant's obligations under the Lease.

                                   ARTICLE VII

                             INSURANCE AND INDEMNITY

Section 7.1  Tenant's Insurance

         Tenant shall maintain, at its own cost and expense, in responsible companies approved by Landlord, combined single limit public liability insurance, insuring Landlord and Tenant, as their interests may appear, against all claims, demands or actions for bodily injury, personal injury or death of any one person in an amount of not less than $500,000.00; and for bodily injury, personal injury or death of more than one person in any one accident in an amount of not less than $500,000.00; and for damage to property in an amount of not less than $500,000.00. Landlord shall have the right to direct Tenant to increase such amounts whenever it considers them inadequate. Such liability insurance shall also cover and include all exterior signs maintained by Tenant. The policy of insurance may be in the form of a general coverage or floater policy covering these and other premises, provided that Landlord is specifically insured therein. Tenant shall carry like coverage against loss or damage by boiler or compressor or internal explosion of boilers or compressors, if there is a boiler or compressor in the Premises. Tenant shall maintain insurance covering all glass forming a part of the Premises including plate glass in the Premises and fire insurance against loss or damage by fire or windstorms, with such endorsements for extended coverage, vandalism, malicious mischief and special extended coverage as Landlord may require, covering 100% of the replacement costs of any items of value, including but not limited to signs, stock, inventory, fixtures, improvements, floor coverings and equipment. All of said insurance shall be in form and in responsible companies satisfactory to Landlord, and shall provide that it will not be subject to cancellation, termination or change except after at least Thirty (30) days prior written notice to Landlord. Any insurance procured by Tenant as herein required shall contain an express waiver of any right of subrogation by the insurance company against Landlord. The policies, together with satisfactory evidence of the payment of the premiums thereon, shall be deposited with Landlord on the day Tenant begins operations. Thereafter, Tenant shall provide Landlord with evidence of proof of payment upon renewal of any such policy, not less than Thirty (30) days prior to expiration of the term of such coverage. In the event Tenant fails to obtain or maintain the insurance required hereunder, Landlord may obtain same and any costs incurred by Landlord in connection therewith shall be payable by Tenant upon demand. Landlord shall carry public liability insurance covering the exterior of the Premises, including, but not limited to the sidewalks, malls and parking lot.

Section 7.2  Extra Hazard Insurance Premiums

         Tenant agrees that it will not keep, use, sell or offer for sale in or upon the Premises any article or permit any activity which may be prohibited by the standard form of fire or public liability insurance policy. Tenant agrees to pay any increase in premiums for fire and extended coverage or public insurance which may be carried by Landlord on the Premises or the Building of which they are a part, resulting from the type of merchandise sold or services rendered by Tenant or activities in the Premises, whether or not Landlord has consented to the same. In determining whether increased premiums are the result of Tenant's use of the Premises, a schedule, issued by the organization making the insurance rate on the Premises, showing various components of such rate, shall be conclusive evidence of the several items and charges which make up the fire and public liability insurance rate on the Premises.

         Tenant shall not knowingly use or occupy the Premises or any part thereof, or suffer or permit the same to be used or occupied for any business or purpose deemed extra hazardous on account of fire or otherwise. In the event Tenant's use and/or occupancy causes any increase of premium for the fire, boiler and/or casualty rates on the Premises or any part thereof above the rate for the least hazardous type of occupancy legally permitted in the Premises, Tenant shall pay such additional premium on the fire, boiler and/or casualty insurance policy that may be carried by Landlord for its protection against rent loss through fire. Bills for such additional premiums shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from and payable by Tenant when rendered in writing, but such increases in the rate of insurance shall not be deemed a breach of this covenant by Tenant. Failure to pay amounts due hereunder shall be a breach of the Lease.

Section 7.3       Indemnity

         Tenant during the term hereof shall indemnify and save harmless Landlord from and against any and all claims and demands whether for injuries to persons or loss of life, or damage to property, occurring within the Premises and immediately adjoining the Premises and arising out of the use and occupancy of tile Premises by Tenant, or occasioned wholly or in part by any act or omission of Tenant, its subtenants, agents, contractors, employees, servants, lessees or concessionaires, excepting however such claims and demands, whether for injuries to persons or loss of life or damage to property, caused by the negligence of Landlord. If, however, any liability arises in the Common Areas because of the negligence of Tenant, Tenant's subtenants, agents, employees, contractors, invitees, customers or visitors, then in such event Tenant shall hold Landlord harmless. In case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by Landlord in connection with such litigation. Tenant shall also pay all costs, expenses and reasonable attorneys' fees that may be incurred or paid by Landlord in enforcing the covenants and agreements of this Lease.

Section 7.4       Definition and Liability of Landlord

         The term Landlord as used in this Lease means only the owner or the mortgagee in possession for the time being of the Building in which the Premises are located or the owner of a leasehold interest in the Building and/or the land thereunder so that in the event of sale of the Building or an assignment of this Lease, or a demise of the Building and/or land, Landlord shall be and hereby is entirely freed and relieved of all obligations of Landlord hereunder and it shall be deemed without further agreement between the parties and such purchaser(s), assignee(s) and lessee(s) that the purchaser, assignee or lessee has assumed and agreed to observe and perform all obligations of Landlord hereunder.

         It is specifically understood and agreed that there shall be no personal liability on Landlord in respect to any of the covenants, conditions or provisions of this Lease; in the event of a breach or default by Landlord of any of its obligations under this Lease, Tenant shall look solely to the equity of Landlord in the Building for the satisfaction of Tenant's remedies.

                                  ARTICLE VIII

                      DAMAGE, DESTRUCTION AND CONDEMNATION

Section 8.1       Damage or Destruction by Fire or Other Casualty

         A. Tenant shall give prompt notice to Landlord in case of fire or other damage to the Premises or the Building containing the Premises. In the event the Premises are damaged by fire, explosion, flood, tornado or by the elements, or through any casualty, or otherwise, after the commencement of the term of this Lease, the Lease shall continue in full force and effect. If the extent of the damage is less than Fifty Percent (50%) of the cost of replacement of the Premises, the damage shall promptly be repaired by Landlord at Landlord's expense, provided that Landlord shall not be obligated to so repair if such fire, explosion or other casualty is caused directly by the negligence of Tenant, its subtenants, permitted concessionaires, or their agents, servants or employees, and provided further that Landlord shall not be obligated to expend for such repair an amount in excess of the insurance proceeds recovered or recoverable as a result of such damage, and that in no event shall Landlord be required to replace Tenant's stock in trade, fixtures, furniture, furnishings, floor coverings and equipment. In the event of any such damage and (a) Landlord is not required to repair as hereinabove provided, or (b) the Premises shall be damaged to the extent of Fifty Percent (50%) or more of the cost of replacement, or (c) the Building of which the Premises are a part is damaged to the extent of Twenty-Five Percent (25%) or more of the cost of replacement, or (d) all buildings (taken in the aggregate) in the Building shall be damaged to the extent of more than Twenty-Five Percent (25%) of the aggregate cost of replacement, Landlord may elect either to repair or rebuild the Premises or the Building or buildings, or to terminate this Lease upon giving notice of such election to Tenant within Ninety (90) days after the occurrence of the event causing the damage.

         B. If the casualty, repairing, or rebuilding shall render the Premises untenantable, in whole or in part, and the damage shall not have been due to the default or neglect of Tenant, a proportionate abatement of the Fixed Minimum Rent shall be allowed from the date when the damage occurred until the date Landlord completes the repairing or rebuilding, said proportion to be computed on the basis of the relation which the gross square foot area of the space rendered untenantable bears to the floor area of the Premises. If Landlord is required or elects to repair the Premises as herein provided, Tenant shall repair or replace its stock in trade, fixtures, furniture, furnishings, floor coverings and equipment, and if Tenant has closed for business, Tenant shall promptly reopen for business upon the completion of such repairs.

         C. In the event the Premises or the Building or buildings shall be damaged in whole or in substantial part within the last Twenty-Four (24) months of the original term, or within the last Twenty-Four (24) months of the last renewal term, if renewals are provided for herein, Landlord shall have the option, exercisable within Ninety (90) days following such damage, of terminating this Lease, effective as of the date of Tenant's receipt of notice from Landlord. If any such termination occurs during the initial term, any options for renewal shall automatically be of no further force or effect.

         D. No damage or destruction of the Premises or the Building or buildings shall allow Tenant to surrender possession of the Premises nor affect Tenant's liability for the payment of Rent or any other covenant contained herein, except as may be specifically provided in this Lease. Notwithstanding any of the provisions herein to the contrary, Landlord shall have no obligation to rebuild the Premises or the Building or buildings and may at its own option cancel this Lease unless the damage or destruction is a result of a casualty covered by Landlord's insurance policy.

Section 8.2  Condemnation

         (a) Total: In the event the entire Premises shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, this Lease shall terminate and expire as of the date of title vesting in such proceeding, and Landlord and Tenant shall thereupon be released from any further liability hereunder. (b) Partial: If any part of the Premises shall be taken as aforesaid, and such partial taking shall render that portion not so taken unsuitable for the business of Tenant, as determined by Landlord, then this Lease and the term herein shall cease and terminate as aforesaid. If such partial taking is not extensive enough to render the Premises unsuitable for the business of Tenant, then this Lease shall continue in effect, except that the Fixed Minimum Rent shall be reduced in the same proportion that the floor area of the Premises taken bears to the original floor area leased and Landlord shall, upon receipt of the award in condemnation, make all necessary repairs or alterations to the Building in which the Premises are located so as to constitute the portion of the Building not taken a complete architectural unit, but such work shall not exceed the scope of the work to be done by Landlord in originally constructing said Building, nor shall Landlord, in any event, be required to spend for such work an amount in excess of the amount received by Landlord as damages for the part of the Premises so taken. "Amount received by Landlord" shall mean that part of the award in condemnation which is free and clear to Landlord of any collection by mortgagee for the value of the diminished fee. (c) Termination: If more than Twenty Percent (20%) of the floor area of the Building in which the Premises are located shall be taken as aforesaid, Landlord may, by written notice to Tenant, terminate this Lease, such termination to be effective as aforesaid. (d) Rent on Termination: If this Lease is terminated as provided in this paragraph, the Rent shall be paid up to the date that possession is so taken by public authority and Landlord shall make an equitable refund of any Rent paid by Tenant in advance. (e) Award: Tenant shall not be entitled to and expressly waives all claim to any condemnation award for any taking, whether whole or partial, and whether for diminution in value of the leasehold or to the fee although Tenant shall have the right, to the extent that the same shall not reduce Landlord's award, to claim from the condemnor, but not from Landlord, such compensation as may be recoverable by Tenant in its own right for damage to Tenant's business, fixtures and improvements installed by Tenant at its expense.

                                   ARTICLE IX

                                     DEFAULT

Section 9.1       Default

         Landlord may, at its option, terminate this Lease, as provided below and take the action outlined in Paragraph 9.2 hereof, IF:

         A. Tenant defaults in the payment of any Rent or any other payments when due, and such default shall continue for Five (5) days after notice from Landlord to Tenant; OR

         B. Tenant defaults in fulfilling any of the other covenants or obligations of this Lease on Tenant's part to be performed hereunder, and such default has not been cured within Five (5) days after written notice from Landlord to Tenant specifying the nature of said default; OR

         C. The default so specified shall be of such a nature that the same cannot be reasonably cured or remedied within said Five (5) day period, if Tenant shall not in good faith have commenced the curing or remedying of such default within such Five (5) day period and shall not thereafter diligently proceed therewith to completion, which completion shall in no event be more than Thirty (30) days after notice from Landlord; OR

         D. Tenant shall fail to occupy the Premises on the commencement date as fixed herein, or anytime thereafter, or shall fail to remain open for business throughout the term of this Lease, as hereinbefore provided; OR

         E. At any time during the term should there be filed by or against Tenant or against any successor tenant then in possession, in any court, pursuant to any statute, either of the United States or any state. a petition;

        (i)       In bankruptcy,
       (ii)       Alleging insolvency,
      (iii)       For reorganization,
       (iv)       For the appointment of a receiver or trustee,

        (v)       For an arrangement under the Bankruptcy Acts, or
       (vi) If a similar type of proceeding shall be filed and any such petition or filing against Tenant has not been dismissed within a period of twenty (20) days; OR

         F. Tenant makes or proposes to make an assignment for the benefit of creditors, OR

         G. Tenant does, or permits to be done, any act which creates a mechanic's lien or claim therefor against the Premises or the Building; OR

         H. Tenant fails to furnish Landlord with a copy of any insurance policy required to be furnished by Tenant to Landlord when due, and such default shall continue for Thirty (30) days after written notice from Landlord, Landlord may elect.

        (i)       to terminate this Lease, or

       (ii) to assess and collect an administrative fee of Five Dollars ($5.00) for each day said policy has not been received in the office of Landlord at the close of each business day.

         Then the Landlord may elect to declare the entire Rent for the balance of the term, or any part thereof, due and payable forthwith, or at the option of the Landlord, this Lease and the term thereunder shall terminate and come to an end on the date specified in such notice of cancellation, and Tenant shall quit and surrender the Premises to Landlord as if the term herein ended by the expiration of the time fixed herein, but Tenant shall remain liable as hereinafter provided.

Section 9.2       Landlord's Rights on Default

         If the notice provided shall have been given and the term shall expire as aforesaid, or should Landlord elect to terminate this Lease, Landlord shall have the immediate right to re-entry and may remove all persons and property from the Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice or resort to legal process, all of which Tenant expressly waives, and Landlord shall not be deemed guilty of trespass, or become liable for any loss or damage which may be occasioned thereby. Landlord shall have a lien for the payment of all sums agreed to be paid by Tenant herein upon all Tenant's property, which is to be in addition to Landlord's lien now or that may hereafter be provided by law.

         Should Landlord elect to re-enter or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may make such alterations and repairs as may be necessary in order to relet the Premises or any part thereof, for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rentals and upon such other terms and conditions as Landlord, in its sole discretion, may deem advisable. Upon each such reletting, all rentals received by Landlord from such reletting shall be applied, first, to the payment of any indebtedness, other than Rent due hereunder, from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and to costs of such alterations and repairs; third, to the payment of Rent due and unpaid hereunder, the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Tenant as set forth herein, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Landlord shall recover from Tenant all damages it may incur by reason of Tenant's default, including the cost of recovering the Premises and, including charges equivalent to Rent reserved in this Lease for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord.

         The parties hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other or any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and/or claim of injury or damage.

         In the event of a breach by Tenant of any of the covenants or provisions hereof, Landlord shall have, in addition to any other remedies which it may have, the right to invoke any remedy allowed at law or in equity, including injunctive relief, to enforce Landlord's rights or any of them, as if re-entry and other remedies were not herein provided for.

         In the event of any litigation arising out of enforcement of this Lease, the prevailing party in such litigation shall be entitled to recovery of all costs, including reasonable attorneys' fees.

         Notwithstanding anything in this Lease to the contrary, Landlord reserves all rights which any state or local laws, rules, regulations or ordinances confer upon a Landlord against a Tenant in default. This article shall apply to any renewals or extensions of this Lease.

         This agreement shall be deemed to have been made in Dade County, Florida and shall be interpreted, and the rights and liabilities of the parties here determined, in accordance with the laws of the State of Florida.

Section 9.3  Non-Waiver Provisions

         The failure of Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein shall not be deemed to be a waiver of any rights or remedies that Landlord may have and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained except as may be expressly waived in writing.

         The maintenance of any action or proceeding to recover possession of the Premises or any installment or installments of Rent or any other monies that may be due or become due from Tenant to Landlord shall not preclude Landlord from thereafter instituting and maintaining subsequent actions or proceedings for the recovery or possession of the Premises or of any other monies that may be due or become due from Tenant including all expenses, court costs and attorneys' fees and disbursements incurred by Landlord in recovering possession of the Premises and all costs and charges for the care of the Premises while vacant. Any entry or re-entry by Landlord shall not be deemed to absolve or discharge Tenant from liability hereunder.

Section 9.4  Inability to Perform

         If Landlord is delayed or prevented from performing any of its obligations under this Lease by reason of strike, labor disputes, or any cause whatsoever beyond Landlord's reasonable control, the period of such delay or such prevention shall be deemed added to the time herein provided for the performance of any obligation by Landlord.

                                    ARTICLE X

                                    SECURITY

Section 10.1  Security Deposit

         A. Tenant has deposited with Landlord the sum specified in Item 11 of the Definitions to be retained by Landlord without liability for interest, as security for the payment of all Rent and other sums of money which shall or may be payable for the full stated term of this Lease, and any extension or renewal thereof, and for the faithful performance of all the terms of this Lease to be observed and performed by Tenant.

         B. The Security Deposit shall not be mortgaged, assigned, transferred or encumbered by Tenant without the prior written consent of Landlord and any such act on the part of Tenant shall be without force or effect and shall not be binding upon Landlord. If any of the Rent herein reserved or any other sum payable by Tenant to Landlord shall be overdue and unpaid or should Landlord make payments on behalf of Tenant, or if Tenant shall fail to perform any of the terms of this Lease, then Landlord may, at its option and without prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply said entire deposit or so much thereof as may be necessary to compensate Landlord toward the payment of Rent or Additional Rent or loss or damage sustained by Landlord due to breach on the part of Tenant; and Tenant shall promptly upon demand restore said security to the original sum deposited. If Tenant should be overdue in the payment of monthly Rent or other sums payable to Landlord on at least two or more occasions during a year, Landlord, at its option, may require Tenant to increase the amount of Security Deposit now held by Landlord by an amount sufficient to cover at least two months Rent or greater amount to be determined at the sole discretion of Landlord. In this event, upon receipt of the additional security sum, Landlord and Tenant shall evidence such receipt by a letter signed and acknowledged by both Landlord and Tenant to be incorporated as part of this Lease amending Section A. hereof, stating the "New Total Amount" so held without liability for any interest. Within Sixty (60) days after the expiration of the tenancy hereby created, whether by lapse of time or otherwise, provided Tenant shall not be in default hereunder and shall have complied with all the terms, covenants and conditions of this Lease, including the yielding up of the immediate possession to Landlord, Landlord shall, upon being furnished with affidavits and other satisfactory evidence by Tenant that

Tenant has paid all bills incurred by it in connection with its performance of the terms, covenants and conditions of this Lease, return to Tenant said sum on deposit or such portion thereof then remaining on deposit with Landlord as set forth herein. In the event Tenant has not complied with all the obligations provided for hereunder, Landlord may appropriate a part or a of the Security Deposit as liquidated damages to satisfy Tenant's obligations.

Section 10.2      Personal Property

         As additional security for the performance of Tenant's obligations hereunder, Tenant hereby pledges and assigns to Landlord all the furniture, fixtures', goods, inventory, stock and chattels, and all other personal property of Tenant which are now or may hereafter be brought or put in the Premises, and further grants to Landlord a security interest therein under the Uniform Commercial Code. Upon default of the payment of Rent, assessments, charges, penalties and damages herein covenanted to be paid by Tenant, and for the purpose of securing the performance of all other obligations of Tenant hereunder, and at the request of Landlord, Tenant hereby agrees to execute and deliver to Landlord all financing statements, amendments thereto or other similar statements which Landlord may reasonably request. Nothing herein contained shall be deemed to be a waiver by Landlord of its statutory lien to Rent and remedies, rights and privileges of Landlord in the case of default of Tenant as set forth above and shall not be exclusive and, in addition thereto, Landlord may also exercise and enforce all its rights at law or in equity which it may otherwise have as a result of Tenant's default hereunder. Landlord is herein specifically granted all of the rights of a secured creditor under the Uniform Commercial Code with respect to the property in which Landlord has been granted a security interest by Tenant, including, but not limited to, the right to take possession of the above mentioned property and dispose of it by sale in a commercially reasonable manner.

Section 10.3      Transfer of Deposit

         In the event of a sale or transfer of the Building or any portion thereof which includes the Premises, or in the event of the making of a lease of the Building or of any portion, or in the event of a sale or transfer of the leasehold estate under any such underlying lease, the grantor, transferror or Landlord, as the case may be, shall thereafter be entirely relieved of all terms, covenants and obligations thereafter to be performed by Landlord under this Lease to the extent of the interest or portion so sold, transferred or leased, and it shall be deemed and construed, without further agreement between the parties and the purchaser, transferee or Tenant, as the case may be, has assumed and agreed to carry out any and all covenants of Landlord hereunder; provided that (i) any amount then due and payable to Tenant or for which Landlord or the then grantor, transferor or Landlord would otherwise then be liable to pay to Tenant (it being understood that the owner of an undivided interest in the fee or any such lease shall be liable only for his or its proportionate share of such amount) shall be paid to Tenant; (ii) the interest of the grantor, transferor or Landlord, as Landlord, in any funds then in the hands of Landlord or then grantor, transferor or Landlord in which Tenant has an interest, shall be turned over, subject to such interest, to the then grantee, transferee or Tenant; and (iii) notice of such sale, transfer or lease shall be delivered to Tenant.

                                   ARTICLE XI

                          ADDITIONAL TENANT AGREEMENTS

Section 11.1      Mortgage Financing and Subordination

         This Lease and all of Tenant's rights hereunder are and shall be subordinate to the present mortgage upon the Building, as well as to any existing ground lease, however, Tenant shall, upon request of either Landlord, the holder of any mortgage or Deed of Trust now or hereafter placed upon the Landlord's interest in the Premises or future additions thereto, and to any ground lease now or hereafter affecting the Premises, execute and deliver upon demand, such further instruments subordinating this Lease to the lien of any such mortgage or mortgages, and such ground lease, provided such subordination shall be upon the express condition that this Lease shall be recognized by the mortgagees and ground lessors and that the rights of Tenant shall remain in full force and effect during the term of this Lease and any extension thereof, notwithstanding any default by the mortgagors with respect to the mortgages or any foreclosure thereof, or any default by the ground lessee, so long as Tenant shall perform all of the covenants and conditions of this Lease. Tenant agrees to execute all agreements required by Landlord's mortgagee or ground lessor or any purchaser at a foreclosure sale or sale in lieu of foreclosure by which agreements Tenant will attorn to the mortgagee or purchaser or ground lessor.

Section 11.2      Assignment or Subletting

         All assignments of this Lease or sublease or subleases of the Premises by Tenant shall be subject to and in accordance with all of the provisions of this Section.

         Tenant may not assign this Lease or sublease the Premises, in whole or in part, to a wholly-owned corporation or controlled subsidiary of Tenant or to a party other than a wholly-owned corporation or controlled subsidiary of Tenant without first having obtained the written consent of Landlord, such consent not to be unreasonably withheld.

         Any assignment or sublease by Tenant shall be only for the purpose specified in Section 1.4, Use of Premises, and for no other purpose, and in no event shall any assignment or sublease of the Premises release or relieve Tenant from any obligations of this Lease.

         In the event that Tenant shall seek Landlord's permission to assign this Lease or sublet the Premises, Tenant shall provide to Landlord the name, address, financial statement and business experience resume for the immediately preceding Ten (10) years of the proposed assignee or subtenant and such other information concerning such proposed assignee or subtenant as Landlord may require. This information shall be in writing and shall be received by Landlord no less than Thirty (30) days prior to the effective date of the proposed assignment or sublease. It shall be a condition to any consent by Landlord to an assignment or sublease that Tenant shall pay to Landlord a processing fee in the amount of $125.00 or One Percent (1%) of the annual current value of this

Lease, whichever is greater, as reimbursement to Landlord for any and all legally-related expenses in connection with the review and preparation of assignment or sublease-related documents which may be incurred by Landlord in connection therewith. Payment of such fee shall be submitted along with Tenant's request for Landlord's consent. Any consent by Landlord to any assignment or sublease, or to the operation of a concessionaire or licensee, shall not constitute a waiver or the necessity for such consent to any subsequent assignment or sublease, or operation by a concessionaire or licensee.

         If Tenant is a corporation and any transfer, sale, pledge or other disposition of more than Ten Percent (10%) of the common stock shall occur, or voting control or power to vote the majority of the outstanding capital stock be changed, such action shall be deemed an assignment under the terms of this Lease and shall be subject to all the terms and conditions thereof. Any breach of the assignment clause by Tenant will constitute a default under the terms of this Lease and Landlord shall have all rights and remedies available to it as set forth herein.

         In the event Tenant shall sublease the entire Premises for rentals in excess of those rentals payable hereunder, Tenant shall pay to Landlord, as Additional Rent hereunder, all such excess rentals.

         Any proposed assignee or subtenant of Tenant shall assume Tenant's obligations hereunder and deliver to Landlord an assumption agreement in form satisfactory to Landlord no less than Ten (10) days prior to the effective date of the proposed assignment.

         Notwithstanding any of the foregoing provisions, if Tenant is or has been at any time in default under any of the terms of this Lease, Tenant may not assign or sublet the Premises in whole or in part.

Section 11.3  Tenant's Notice to Landlord of Default

         Should Landlord be in default under any of the terms of this Lease, Tenant shall give Landlord prompt written notice thereof in the manner specified in Section 12.1, Notices, and Tenant shall allow Landlord a reasonable length of time in which to cure such default, which time shall not in any event be less than Thirty (30) days from the date of receipt of such notice.

Section 11.4  Short Form Lease

         Tenant agrees not to record this Lease without the express written consent of Landlord.

Section 11.5  Surrender of Premises and Holding Over

         A) Tenant shall give written notice to Landlord not less than One Hundred and Eighty (180) days nor more than Two Hundred Forty (240) days prior to the expiration of the Lease term and each extension or renewal thereof of Tenant's intention to: (i) vacate the Premises at the end of the Lease term or extension or renewal; (ii) to enter into a new lease agreement for the Premises at terms to be negotiated by Landlord and Tenant, if no such renewal or extension rights remain. As to (ii) above, Tenant shall deliver to Landlord an executed copy of the new lease agreement within Thirty (30) days after receipt of said document from Landlord. In the event that Tenant 1) fails to notify Landlord of Tenant's intention to vacate the Premises at the expiration of the Lease term; or 2) fails to execute a new lease agreement as specified above, Tenant shall be in default of this Lease and Landlord shall have the right to appropriate the entire amount of the Security Deposit as liquidated damages and to declare this Lease terminated.

         B) At the expiration of the tenancy and subject to Paragraph 11.5A, Tenant shall surrender the Premises in good condition, reasonable wear and tear excepted, and damage by unavoidable casualty (except to the extent that the same is covered by Landlord's fire insurance policy with extended coverage endorsement), and Tenant shall surrender all keys for the Premises to Landlord at the place then fixed for the payment of Rent and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises. Tenant shall remove all its trade fixtures and any alterations or improvements, subject to the provisions of Section 6.5, before surrendering the Premises, and shall repair, at its own expense, any damage to the Premises caused thereby. Tenant's obligations to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease. In the event Tenant remains in possession of the Premises after the expiration of the tenancy created hereunder, whether or not with the consent or acquiescence of Landlord, and without the execution of a new lease, Tenant, at the option of Landlord, shall be deemed to be occupying the Premises as a tenant at will on a week-to-week tenancy and in no event on a month-to-month or on a year-to-year tenancy. The rent during this week-to-week tenancy shall be payable weekly at twice the Fixed Minimum Rent, and twice all other charges due hereunder, and it shall be subject to all the other terms, conditions, covenants, provisions and obligations of this Lease, and no extension or renewal of this Lease shall be deemed to have occurred by such holding over. Tenant's obligations to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

Section 11.6  Estoppel Certificate

         Tenant agrees to provide at any time, within Ten (10) days of Landlord's written request, a statement certifying that this Lease is unmodified and in full force and effect or, if there have been modifications, that same are in full force and effect as modified and stating the modifications, and the dates to which the Fixed Minimum Rent and other charges have been paid in advance, if any. It is intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser or mortgagee of the Premises.

Section 11.7  Delay of Possession

         If the Landlord is unable to give possession of the Premises on the date of the commencement of the aforesaid term by reason of the holding over of any prior tenant or tenants or for any other reason; an abatement or diminution of the rent to be paid hereunder shall be allowed Tenant under such circumstances, but nothing herein shall operate to extend the term of the Lease beyond the agreed expiration date; and said abatement of rent shall be the full extent of Landlord's liability to Tenant for any loss or damage to Tenant on account of said delay in obtaining possession of the Premises.

Section 11.8  Compliance With Law, Waste And Quiet

         Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in, upon, or connected with the Premises, all at Tenant's sole risk and expense. Tenant shall not commit, or suffer to be committed, any waste upon the Premises or any nuisance, other act, or thing which may disturb the quiet enjoyment of any other tenant in the Building in which the Premises may be located.

Section 11.9  Rules and Regulations

         Tenant's use of the Premises shall be subject, at all times during the term of this Lease, to Landlord's right to adopt in writing, from time to time, modify and/or rescind reasonable Rules and Regulations not in conflict with any of the express provisions hereof governing the use of the parking areas, walks, driveways, passageways, signs, exterior of Building, lighting and other matters affecting other tenants in and the general management and appearance of the Building of which the Premises are a part, but no such rule or regulation shall discriminate against Tenant. The current Rules and Regulations are attached hereto as Exhibit "C" and made a part hereof.

Section 11.10  Abandonment

         Tenant shall not vacate or abandon the Premises at any time during the term of this Lease, nor permit the Premises to remain unoccupied for a period longer than Ten (10) consecutive days during the term of this Lease; and if Tenant shall abandon, vacate or surrender the Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Tenant left on the Premises shall, at the option of the Landlord be deemed abandoned.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

Section 12.1   Notices

         Whenever notice shall or may be given to either of the parties by the other, each such notice shall be either delivered in person or sent by registered or certified mail, with return receipt requested.

         Notice to Landlord shall be sent to the address specified in Item 14 of the Definitions.

         Notice to Tenant shall be sent to the address specified in Item 14 of the Definitions.

         If by mail, any notice under this Lease shall be deemed to have been given at the time it is received by the addressee.

Section 12.2  Entire and Binding Agreement

         This Lease contains all of the agreements between the parties hereto, and it may not be modified in any manner other than by agreement in writing signed by all parties hereto or their successors in interest. Tenant shall pay Landlord for any and all legally-related expenses which may be incurred by Landlord in connection with the review or preparation of all lease-related documents including, without limitation, consents, amendments, modifications and assignments therewith. The terms, covenants and conditions contained herein shall inure to the benefit of and be binding upon Landlord and Tenant and their respective heirs, successors and as-signs, except as may be otherwise expressly provided in this Lease.

Section 12.3  Provisions Severable

         If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be illegal, invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those to which it is held illegal, invalid or unenforceable shall not be affected hereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

Section 12.4  Captions

         The captions contained herein are for convenience and reference only and shall not be deemed as part of this Lease or construed as in any manner limiting or amplifying the terms and provisions of this Lease to which they relate.

Section 12.5  Relationship of the Parties

         Nothing herein contained shall be deemed or construed as creating the relationship of principal and agent or of partnership or joint venture between the parties hereto; it being understood and agreed that neither, the method of computing rent nor any other provision contained herein nor any acts of the parties hereto shall be deemed to create any relationship between the parties other than that of Landlord and Tenant.

Section 12.6  Accord and Satisfaction

         No payment by Tenant or receipt by Landlord of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided for in this Lease or available at law or in equity.

Section 12.7  Broker's Commission

         Tenant warrants that there are no claims for broker's commissions or finder's fees in connection with its execution of this Lease and agrees to indemnify and save Landlord harmless from any liability that may arise from such claim, including reasonable attorneys' fees.

Section 12.8  Corporate Status

         If Tenant is a corporation, Tenant's corporate status shall continuously be in good standing and active and current with the state of its incorporation and the state in which the Building is located at the time of execution of the Lease and at all times thereafter and Tenant shall keep its corporate status active and current throughout the term of the Lease or any extensions or renewals. Tenant shall annually file with Landlord a current copy of the Certificate of Good Standing under Seal. Failure of Tenant to keep its corporate status active and current shall constitute a default under the terms of the Lease. In the event this Lease is signed on behalf of Tenant by a person in a representative capacity, each of the person or persons signing in such capacity represents and warrants to the Landlord and its successors and assigns that:

         a. Their execution and delivery of this Lease has been duly and validly authorized and all requisite actions have been taken to make it valid and binding on the entity they represent.




                       THIS SPACE LEFT BLANK INTENTIONALLY

         b. The entity they represent will, on the date of the commencement of this Lease. be duly organized, validly existing and in good standing in the state of its organization and entitled to conduct its business in the state where the Premises is located.

         In the event of a breach of the foregoing representations and warranties, the person or persons signing this Lease on behalf of the Tenant shall be personally responsible for the Tenant's obligations under this Lease.

         IN WITNESS WHEREOF, Landlord and Tenant above duly executed this Lease as of the day and year first above written, each acknowledging receipt of an executed copy hereof.


WITNESSES:                                     LANDLORD:
                                               MCH MEDICAL CENTER, LTD.


                                               By: MCH PROPERTIES, INC.,
                                                   as SOLE GENERAL PARTNER

                                               By:
-------------------------------                   ------------------------------
                                                  MARIO E. HENRIQUEZ,
                                                  President

------------------------------

WITNESSES:                                     TENANT:
                                               COASTAL BHC, INC.

                                               By:
-------------------------------                   ------------------------------
                                                  HANS C. MUELLER,
                                                  Chief Executive Officer

------------------------------

                                    EXHIBIT A

                                LEGAL DESCRIPTION

PARCEL C:

A portion of the North 3/4 of the NW 1/4 of the NW 1/4 of the NW 1/4 of Section 3, Township 55 South, Range 40 East, Dade County, Florida, being more particularly described as follows:

Commencing at the Northwest corner of the NW 1/4 of said Section 3; thence run South 0(0)26'35" West along the West line of the said NW 1/4 of Section 3 for a distance of 55.00 feet to a point on the South right-of-way line of S.W. 88th street (North Kendall Drive); thence run East along the said South right-of-way line of S.W. 88th Street (North Kendall Drive), said right-of-way line being parallel to the North line of the said NW 1/4 of Section 3, for a distance of
422.83 feet to the point of beginning of the parcel of land herein described; thence from the above established point of beginning run South 0(0)26'35" West for a distance of 276.42 feet; thence run West for a distance of 122.32 feet; thence run South 0(0)26'35" West for a distance of 158.40 feet to a point of intersection with the South line of the aforesaid North 3/4 of the NW 1/4 of the NW 1/4 of the NW 1/4 of Section 3; thence run South 89(0)44'09" East along the said line of the North 3/4 of the NW 1/4 of the NW 1/4 of the NW 1/4 of Section 3 for a distance of 138.98 feet to a point of intersection with the northwesterly right-of-way line of S.W. 87th Avenue, said point lying on a circular curve concave to the northwest, said point bearing South 49(0)58'28" East from the center of said curve; thence run Northwesterly along the said Northwesterly right-of-way line of S.W. 87th Avenue and along the arc of said circular curve to the left having for its elements a radius of 914.93 feet and a central angle of 28(0)29'24" for an arc distance of 454.94 feet to a point of compound curvature with a circular curve to the left; thence to the left along said curve having for its elements a radius of 25.00 feet and a central angle of 101(0)32'08" for an arc distance of 44.30 feet to the point of tangency, said point lying on the aforesaid South right-of-way line of S.W. 88th Street (North Kendall Drive); thence run West along the said right-of-way line of S.W. 88th Street (North Kendall Drive) for a distance of 184.63 feet to the point of beginning.

                                    EXHIBIT C

                              RULES AND REGULATIONS

         1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors, or halls shall not be obstructed or encumbered by any TENANT or used for any purpose other than ingress and egress to and from the demised premises.

         2. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of the LANDLORD. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the demised premises, without the prior written consent of the LANDLORD. Such awnings, projections, curtains, blinds, shades, screens, or other fixtures must be of a quality, type, design, and color, and attached in the manner approved by the LANDLORD.

         3. No sign, advertisement, notice, or other lettering shall be exhibited, inscribed, painted, or affixed by any TENANT on any part of the outside or inside or the demised premises or building without the prior written consent of the LANDLORD. In the event of the violation of the foregoing by any TENANT, LANDLORD may remove same without any liability, and may charge the expense incurred by such removal to the TENANT or TENANTS violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted, or affixed at the expense of the TENANT, and shall be of a size, color, and style acceptable to the LANDLORD.

         4. The sashes, sash door, skylights, windows, and doors that reflect or admit light and air into the halls, passageways, or other public places in the building shall not be covered or obstructed by any TENANT, nor shall any bottles, parcels or other articles be placed on the windowsills.

         5. The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the TENANT who, or whose servants, employees, agents, visitors, or licensees shall have caused the same.

         6. No TENANT shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting, or stringing of wires shall be permitted, except with the prior written consent of the LANDLORD, and as it may direct.

         7. No bicycles, vehicles, or animals of any kind shall be brought into or kept in or about the premises, and no cooking shall be done or permitted by any TENANT on said premises. No TENANT shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the demised premises.

         8. No TENANT shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way. No TENANT shall throw anything out of the doors, windows, or skylights, or down the passageways.

         9. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any TENANT, nor shall any changes he made in existing locks or the mechanism thereof. Each TENANT must, upon termination of his tenancy, restore to the LANDLORD all keys of offices and toilet rooms, either furnished to, or otherwise procured by, such TENANT and in the event of the loss of any keys so furnished, such TENANT shall pay to the LANDLORD the cost thereof.

         10. All removals, or the carrying in or out of any safes, freight, furniture, bulky matter of any description must take place during the hours which the LANDLORD or its agent may determine from time to time. The LANDLORD reserves the right to prescribe the weight and position of all safes, which must be placed upon 2-inch thick plank strips to distribute the weight. The moving of safes or other fixtures or bulky matter of any kind must be made after previous notice to the Manager of the building. Any damage done to the building or to the tenants or to other persons in bringing in or removing safes, furniture or other bulky or heavy articles shall be paid for by TENANT.

         11. No TENANT shall occupy or permit any portion of the premises demised to him to be used for manufacturing or for the possession, storage, manufacture, or sale of liquor or narcotics or as a barber or manicure shop, or as an employment bureau, unless lease so provides. No TENANT shall engage or pay any employees on the demised premises, except those actually working for such TENANT on said premises, nor advertise for laborers giving and address at said premises.

         12. Each TENANT, before closing and leaving the said premises at any time, shall see that all windows are closed. All tenants and occupants must observe strict care not to leave their windows open when it rains, and for any default or carelessness in these respects, or any of them, shall make good any injury sustained by other tenants, and to the LANDLORD for damage to paint, plastering or other parts of the building, resulting from default or carelessness.

         13. The premises shall not be used for gambling, lodging or sleeping or for any immoral or illegal purposes.

         14. The requirements of TENANTS will be attended to only upon application at the office of the building. Employees shall not perform any work or do anything outside of the regular duties, unless under special instructions from the office of the LANDLORD.

         15. Canvassing, soliciting, and peddling in the building is prohibited and each TENANT shall cooperate to prevent the same.

         16. TENANT shall have the free use of the mail chutes installed in the building, but the LANDLORD in no way guarantees the efficiency of the said mail chutes and shall be in no way responsible for any damage or delay which may arise from the use thereof.

         17. The LANDLORD specifically reserves the right to refuse admittance to the building after 7 p.m. daily, or on Sundays or on legal holidays, to any person or persons who cannot furnish satisfactory identification, or to any person or persons who, for any other reason in the LANDLORD'S judgment, should be denied access to the premises. The LANDLORD, for the protection of the TENANTS and their effects may prescribe hours and intervals during the night, on Sundays and Holidays, when all persons entering and departing the Building may be required to enter their names, the offices to which they are going or from which they are leaving, and the time of entrance or departure in a Register provided for that purpose by the LANDLORD.

         18. The LANDLORD may retain a pass key to the leased premises, and be allowed admittance thereto at all times to enable its representative to examine the said premises.

         19. The LANDLORD reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful for the safety, care and cleanliness of the premises, and for the preservation of good order therein, and any such other or further rules and regulations shall be binding upon the parties hereto with the same force and effect as if they had been inserted herein at the time of the execution hereof.

         20. No TENANT, nor any of the TENANT'S servants, employees, agents, visitors, or licensees, shall at any time bring or keep upon the demised premises any inflammable, combustible, or explosive fluid, chemical or substance.

         21. PARKING. The TENANT agrees to observe all parking rules and regulations as established by the LANDLORD, or his Agent, also, the TENANT agrees to cooperate to see that. all employees, clients, customers, or suppliers, also observe the parking arrangements on all parking areas controlled by ownership or leased by the LANDLORD.

                   COVENANT RUNNING WITH THE LAND IN FAVOR OF
                            METROPOLITAN DADE COUNTY

         The undersigned. I.R.E. Real Estate Income Fund, Ltd. as the owner(s) of the following described real property (hereinafter called "the Property"):

                            SEE ATTACHED EXHIBIT "A"

Located at 8700 NORTH KENDALL DRIVE, MIAMI, FLORIDA, pursuant to Section 24-12.1(5)(a) of the Code of Metropolitan Dade County, hereby submit(s) this executed covenant running with the liquid in favor of Metropolitan Dade County:

The undersigned agree(s) and covenant(s) to the following:

         1. Hazardous materials, shall not be used, generated, handled, disposed of, discharged or stored on that portion of the Property within the Northwest Wellfield protection area or within the West Wellfield Interim Protection Area or within the basic wellfield protection area of any public utility potable water supply well and hazardous wastes shall not be used, generated, handled, disposed of, discharged or stored on that portion of the Property within the average day pumpage wellfield protection area but not within the basic wellfield protection area of the Alexander Orr Wellfield, Snapper Creek Wellfield, Southwest Wellfield, Miami Springs Lower Wellfield, Miami Springs Upper Wellfield, John E. Preston Wellfield or Hialeah Wellfield unless a variance is granted by the Environmental Quality Control Board, pursuant to Chapter 24 of the Code of Metropolitan Dade County, and if so granted; said hazardous materials or hazardous wastes may be used, handled, generated, disposed of, discharged or stored on the property only to the extent permitted by any such variance from the Environmental Quality Control Board of Metropolitan Dade County.

         2. Fuels and lubricants required for rockmining operations (lake excavations, concrete batch plants, rock crushing and aggregate plants) within the Northwest Wellfield protection area or within the West Wellfield interim protection area; electrical transformers serving non-residential land uses; small quantity generators of hazardous wastes as defined in Chapter 24 of the Metropolitan Dade County Code within the average day pumpage wellfield protection area but not within the basic wellfield protection area of the Alexander Orr Wellfield, Snapper Creek Wellfield, Southwest Wellfield, Miami Springs Lower Wellfield, Miami Springs Upper Wellfield, John E. Preston Wellfield or Hialeah Wellfield; and existing land uses required by the director or his designee to correct violations of this chapter; shall not be prohibited when the following water pollution prevention and abatement measures and practices will be provided:

        (i) Monitoring and detection of water pollution caused by hazardous materials, and

       (ii) Secondary containment of water pollution caused by hazardous materials, and

      (iii) Inventory control and record-keeping of hazardous materials, and

       (iv) Stormwater management of water pollution caused by hazardous materials, and

        (v) Protection and security of facilities utilized for the generation, storage, usage, handling, disposal or discharge of hazardous materials.

Said water pollution prevention and abatement measures and practices shall be subject to the approval of the director of the department of environmental resources management or his designee.

         3. The use, handling or storage of factory pre-packaged products intended primarily for domestic use or consumption determined by the director of the department of environmental resources management or his designee to be hazardous materials shall not be prohibited, provided however, that:

        (i) The use, handling or storage of said factory pre-packaged products occurs only within a building, and

       (ii) The non-residential land use is an office building use (or equivalent municipal land use) or a business district use (or equivalent municipal land use) engaged exclusively in retail sales of factory pre-packaged products intended primarily for domestic use or consumption, and

      (iii) The non-residential land use is served or is to be served by an operable public water main and an operable public sanitary sewer, and

       (iv) Said building is located more than thirty (30) days' travel time from any public utility potable water supply well.

         4. Prior to the entry into a landlord-tenant relationship with respect to the Property, the undersigned agree(s) to notify in writing all proposed tenants of the Property of the existence and contents of this Covenant.

         5. The undersigned agree(s) and covenant(s) that this Covenant and the provisions contained herein may be enforced by the Director of the Department of Environmental Resources Management by preliminary and permanent. prohibitory and mandatory injunctions as well as otherwise provided for by law or ordinance.

         6. This agreement and Covenant shall be recorded in the Public Records of Dade County, Florida and the provisions hereof shall constitute a Covenant Running With the Land and shall remain in full force and effect and be binding upon the undersigned. their heirs, legal representatives, estates, successors, grantees and assigns.

         7. This agreement and Covenant shall upon request by the undersigned be released by the director of the Department of Environmental Resources Management or his designee when the director or his designee determines that the Property is neither within the Northwest Wellfield protection area nor within the West Wellfield interim protection area nor within the average day pumpage wellfield protection area of the Alexander Orr Wellfield, Snapper Creek Wellfield, Southwest Wellfield, Miami Springs Lower Wellfield, Miami Springs Upper Wellfield, John E. Preston Wellfield or Hialeah Wellfield nor within the basic wellfield protection area of any public utility potable water supply well.

         IN WITNESS WHEREOF, the undersigned have caused this Covenant to be executed this____ day of ______________, 19__.

                                        OWNER(S) I.R.E. REAL ESTATE INCOME FUND,
                                                 LTD. a dissolved Florida
                                                 limited partnership acting by
                                                 and through I.R.E. Income
                                                 Advisors, Corp., a Florida
                                                 corporation, its Managing
                                                 General Partner



------------------------------

                                      By:
------------------------------           ------------------------------
                                           Glen R. Gilbert
                                           Title (if any) Senior Vice President
------------------------------           ------------------------------

Witnesses As to Owner(s)                 Title (if any)

STATE OF FLORIDA

COUNTY OF DADE

         BEFORE ME, personally appeared GLEN R. GILBERT, SENIOR, VICE PRESIDENT to me well known to be the person(s) described in and who executed the foregoing instrument, and acknowledge to and before me that they executed said instrument under oath, and for the purposes therein expressed.

         WITNESS my hand and official seal this ____ day of ___________, 19__.



                                    --------------------------------------------
                                    Notary Public, State of Florida at Large

                                   EXHIBIT "A"

A portion of the North 3/4 of the NW 1/4 of the NW 1/4 of the NW 1/4 of Section 3, Township 55 South, Range 40 East, Dade County, Florida, being more particularly described as follows:

Commencing at the Northwest corner of the NW 1/4 of said Section 3; thence run South 0 degrees 26 minutes 35 seconds West along the West line of the said NW 1/4 of Section 3 for a distance of 55.00 feet to a point on the South right-of-way line of S.W. 88th Street (North Kendall Drive); thence run East along the said South right-of-way line of S.W. 88th Street (North Kendall Drive), said right-of-way line being parallel to the North line of the said NW 1/4 of Section 3, for a distance of 422.83 feet to the point of beginning of the parcel of land herein described; thence from the above established point of beginning run South 0 degrees 26 minutes 35 seconds West for a distance of
276.42 feet; thence run West for a distance of 122.32 feet; thence run South 0 degrees 26 minutes 35 Seconds West for a distance of 158.40 feet to a point of intersection with the South line of the aforesaid North 3/4 of the NW 1/4 of the NW 1/4 of the NW 1/4 of Section 3; thence run South 89 degrees 44 minutes 09 seconds East along the said line of the North 3/4 of the NW 1/4 of the NW 1/4 of the NW 1/4 of Section 3 for a distance of 138.98 feet to a point of intersection with the northwesterly right-of-way line of S.W. 87th Avenue, said point lying on a circular curve concave to the northwest, said point bearing South 49 degrees 58 minutes 28 seconds East from the center of said curve; thence run Northwesterly along the said Northwesterly right-of-way line of S.W. 87th Avenue and along the arc of said circular curve to the left having for its elements a radius of 914.93 feet and a central angle of 28 degrees 29 minutes 24 Seconds for an are distance of 454.94 feet to a point of compound curvature with a circular curve to the left; thence to the left along said curve having for its elements a radius of 25.0 feet and a central angle of 101 degrees 32 minutes 08 seconds for an arc distance of 44.0 feet to the point of tangency, said point lying on the aforesaid South right-of-way line of S.W. 88th Street (North Kendall Drive); thence run Wes along the said right-of-way line of S.W. 88th Street (North Kendall Drive) for a distance of 184.63 feet to the point of beginning.

(8700 North Kendall Drive)

                                   EXHIBIT "B"

                  SITE PLAN - OFFICE BUILDINGS FOR LENNAR CORP.



                                       MAP

ADDENDUM TO LEASE ("LEASE")
BETWEEN MCH PROPERTIES, INC. ("LANDLORD")
AND COASTAL BHC, INC. ON BEHALF OF COASTAL COMMUNITY BANK (IN ORGANIZATION) ("TENANT")

         This Addendum is hereby made a part of the referenced Lease executed on even date hereto for property known as 4,000 square feet on the first floor of the North end of Building C of Lennar Medical Center, 8700 North Kendall Drive, Miami, Florida.

         LANDLORD and TENANT agree that the following provisions be added to the
Lease:

         1) An additional section to Article 9 of the Lease which refers to certain requirements of the Florida Department of Banking and Finance and the Federal Deposit Insurance Corporation with respect to regulatory takeover and receivership:

         Section 9.5 REGULATORY TAKEOVER; APPOINTMENT OF RECEIVER OR LIQUIDATOR BY REGULATOR

                  Notwithstanding any other provisions contained in this lease, in the event the Lessee is (a) closed or taken over by the banking authority of the State of Florida, or other financial institution supervisory authority, or (b) Lessee or its successors or assignees shall become insolvent or bankrupt, or if it or their interests under this lease shall be levied upon or sold under execution or other legal process, the Lessor may terminate the lease only with the concurrence of such banking authority or other bank supervisory authority or any receiver or liquidator appointed by such authority, and any such authority shall in any event have the election either to continue or to terminate the lease: Provided, that in the event this lease is terminated, the maximum claim of Lessor for damages or indemnity for injury resulting from the rejection or abandonment of the Unexpired term of the lease shall in no event be in an amount exceeding the rent reserved by the lease, without acceleration, for the year next succeeding the date of the surrender of the premises to the Lessor, or the date of re-entry of the Lessor, whichever first occurs, whether before or after the closing of the institution, plus an amount equal to the unpaid rent accrued, without acceleration up to such date.

         2) An additional section regarding signage:

                  Tenant shall have the right to install an illuminated, detached sign at the entrance to the leased premises of a size no larger than the sign currently in use by the present tenant. Such sign will be installed at Tenant's sole expense after approval of Landlord of the sign, its design and placement.

         3) An additional section regarding parking:

                  Tenant shall be entitled to the exclusive use of seven (7) parking spaces located in a separate, gated lot immediately adjacent to the leased premises. Tenant shall pay Landlord, in addition to the monthly rent, the sum of $65.00 per space, per month for a yearly total of $5,460.00

         Except as modified in this instrument the Lease remains in full force and effect as of the day first executed.

         Dated this __ day of _____________, 1998.

WITNESSES                            LANDLORD:

                                     MCH PROPERTIES, INC., a Florida Corporation

                                     By:
------------------------------           ---------------------------------------
                                         Mario Henriquez, President

                                     TENANT:

                                     COASTAL BHC, INC., a Florida corporation on behalf of COASTAL COMMUNITY BANK
                                     (in organization)

------------------------------
                                     By:
------------------------------          ----------------------------------------
                                        Hans C. Mueller, Chief Executive Officer